UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2009

Frederick County Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Commission file number: 000-50407

Maryland	20-0049496
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

9 North Market Street, Frederick, Maryland 21701
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (301) 620-1400

N/A
Former Name or Former Address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

 On January 27, 2009, the Registrant announced its earnings for the three month and year ended December 31, 2008.  For further information, reference is made to the Registrant's press release, dated January 27, 2009, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01               Regulation FD Disclosure

On January 27, 2009, the Registrant announced its earnings for the three months and year ended December 31, 2008.  For further information, reference is made to the Registrant's press release, dated January 27, 2009, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1            Press Release dated January 27, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREDERICK COUNTY BANCORP, INC.
(Registrant)

By:	/s/ William R. Talley, Jr.
William R. Talley, Jr., Executive Vice President
and Chief Financial Officer
(Principal Accounting Officer)

Dated:  January 27, 2009